THE OBERWEIS FUNDS

                          SUPPLEMENT DATED JULY 1, 2004
                       TO THE PROSPECTUS DATED MAY 1, 2004


OBERWEIS MICRO-CAP PORTFOLIO

         Effective as of July 15, 2004, the Fund will resume offering shares of the Micro-Cap Portfolio to new investors.

         In the future, the Fund may cease sales of the Micro-Cap Portfolio to new investors and/or existing shareholders to control asset levels. If sales of the Micro-Cap Portfolio are discontinued, it is expected that existing shareholders of the Portfolio would be permitted to invest any dividends or capital gain distributions in additional shares of the Portfolio, absent highly unusual circumstances.













                               THE OBERWEIS FUNDS
                         951 Ice Cream Drive, Suite 200
                          North Aurora, Illinois 60542
                                 1-800-245-7311












July 1, 2004